================================================================================



                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                 Current Report Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported): August 7, 2002




                                    NVR, Inc.
                  ---------------------------------------------
                  (Exact name of registrant as specified in its
                                    charter)



         Virginia                       1-12378                 54-1394360
--------------------------------------------------------------------------------
(State or other jurisdiction of     (Commission File         (I.R.S. Employer
incorporation or organization)           Number)            Identification No.)





  7601 Lewinsville Road, Suite 300, McLean, Virginia               22102
--------------------------------------------------------------------------------
     (Address of principal executive offices)                    (Zip Code)



        Registrant's telephone number, including area code: 703-761-2000



--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)




================================================================================

                                    NVR, INC.

Item 9.  Regulation FD Disclosure

     On August 7, 2002, the Principal Executive Officer, Dwight C. Schar, and Principal Financial Officer, Paul C. Saville, of NVR, Inc. submitted to the Securities and Exchange Commission separate sworn statements pursuant to the Securities and Exchange Commission Order No. 4-460.


Item 7(c).        Exhibits

The following exhibits are furnished herein pursuant to Item 9:

99.1   Statement under Oath of Principal Executive Officer dated August 7, 2002.

99.2   Statement under Oath of Principal Financial Officer dated August 7, 2002.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            NVR, Inc.

Date:  August 7, 2002                       By:  /s/ Paul C. Saville
                                               --------------------------------
                                               Name:  Paul C. Saville
                                               Title: Executive Vice President,
                                                      Chief Financial Officer
                                                      and Treasurer

                                INDEX TO EXHIBITS

Exhibit  Exhibit Description

99.1   Statement under Oath of Principal Executive Officer dated August 7, 2002.

99.2   Statement under Oath of Principal Financial Officer dated August 7, 2002.